RF INDUSTRIES, LTD.
                                7610 Miramar Road
                        San Diego, California 92126-4202


         NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF STOCKHOLDERS
                          WILL BE HELD ON MAY 14, 2004


     An Annual Meeting of Stockholders of RF Industries, Ltd., a Nevada corporation (the "Company"), will be held at the corporate office at 7610
Miramar Road, Suite 6000, San Diego, California 92126-4202 on Friday, May 14, 2004, at 1:30 p.m., Pacific Standard Time, for the following purposes:

1. To elect six directors of the Company who shall serve until the 2004 Annual Meeting of Stockholders (and until the election and qualification of their successors).

2. To ratify the selection of J.H. Cohn LLP as the Company's independent public accountants for the fiscal year ending October 31, 2004.

3. To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 17, 2004 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. Regardless of whether you plan to attend the meeting, please sign and date the enclosed Proxy and return it promptly in the accompanying envelope, postage for which has been provided if mailed in the United States. The prompt return of Proxies will ensure a quorum and save the Company the expense of further solicitation. Any stockholder returning the enclosed Proxy may revoke it prior to its exercise by voting in person at the meeting or by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date.


                                            By Order of the Board of Directors

                                            Terrie A. Gross,
                                            Corporate Secretary
                                            Chief Financial Officer

San Diego, California
April 5, 2004

                               RF INDUSTRIES, LTD.
                                7610 Miramar Road
                        San Diego, California 92126-4202


                                 PROXY STATEMENT



General

     The enclosed Proxy is solicited on behalf of the Board of Directors of RF Industries, Ltd., a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held on Friday, May 14, 2004, at 1:30 p.m., local time, or at any adjournment or postponement thereof. The Annual Meeting will be held at the corporate office at 7610 Miramar Road, Suite 6000, San Diego, California 92126-4202. The Company mailed this Proxy Statement and the accompanying Proxy and Annual Report to all stockholders entitled to vote at the Annual Meeting on or about April 5, 2004.


Voting

     Only stockholders of record at the close of business on March 17, 2004, will be entitled to notice of and to vote at the Annual Meeting. On March 17, 2004, there were __________ shares of Common Stock outstanding. The Company is incorporated in Nevada, and is not required by Nevada corporation law or its Articles of Incorporation to permit cumulative voting in the election of directors.

     On each or any other matter properly presented and submitted to a vote at the Annual Meeting, each share will have one vote and an affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote will be necessary to approve the matter. Shares represented by proxies that reflect abstentions or broker non-votes (that is, shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved. If the enclosed proxy is properly executed and returned to, and received by, the Company prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted "FOR" (i) the nominees of the Board of Directors in the election of the six directors whose terms of office will extend until the 2005 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, and (ii) the approval of the re-appointment of J.H. Cohn LLP as the Company's independent public accountants for the 2004 fiscal year.


Revocability of Proxies

     When the enclosed Proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with any directions noted thereon, and if no directions are indicated, the shares it represents will be voted in favor of the proposals set forth in the notice attached hereto. Any person giving a Proxy in the form accompanying this statement has the power to revoke it any time before its exercise. It may be revoked by filing with the Secretary of the Company's principal executive office, 7610 Miramar Road, San Diego, California 92126-4202, an instrument of revocation or a duly executed Proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.


Solicitation

     The Company will bear the entire cost of solicitation of Proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy, and any additional material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. The solicitation of Proxies by mail may be supplemented by telephone, telegram, and/or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit Proxies other than by mail.


                                   PROPOSAL 1:
                      NOMINATION AND ELECTION OF DIRECTORS

     Each director to be elected will hold office until the next Annual Meeting and until his or her successor is elected and has qualified, or until his or her death, resignation, or removal. Six directors are to be elected at the Annual Meeting. All six nominees are currently members of the Board of Directors.

     The six candidates receiving the highest number of affirmative votes cast at the Annual Meeting shall be elected as directors of the Company. Each person nominated for election has agreed to serve if elected. If any of such nominees shall become unavailable or refuse to serve as a director (an event that is not anticipated), the Proxy holders will vote for substitute nominees at their discretion. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the four nominees named below.


                        THE BOARD OF DIRECTORS RECOMMENDS
                      A VOTE IN FAVOR OF EACH NAMED NOMINEE

Nominees

     A majority of the Directors are "independent directors" as defined by the listing standards of the Nasdaq Stock Market, and the Board of Directors has determined that such independent directors have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. The independent Directors are Messrs. Ehret, Fink, Hooper, Jacobs, and Kester.

     Set forth below is information regarding the nominees, including information furnished by them as to their principal occupations for the last five years, and their ages as of October 31, 2003, the end of the Company's last fiscal year.

            Name                     Age        Director Since
           -----                   ------      ----------------
            John R. Ehret            66              1991
            Marvin H. Fink           67              2001
            Howard F. Hill           63              1979
            Henry E. Hooper          50              1998
            Robert Jacobs            52              1997
            Linde Kester             58              2001

     John R. Ehret is President, Chief Financial Officer, and co-owner of TPL Electronics of Los Angeles, California. He holds a B.S. degree in Industrial Management from the University of Baltimore. He has been in the electronics industry for over 36 years.

     Marvin H. Fink has served as the Chief  Executive  Officer,  President  and
Chairman of the Board of Recom Managed Systems, Inc. since October 2002. Mr. Fink was formerly President of Teledyne's Electronics Group, was at Teledyne for 39 years. He holds a B.E.E. degree from the City College of New York, a M.S.E.E. degree from the University of Southern California and a J.D. degree from the University of San Fernando Valley. He is a member of the California Bar.

     Howard F. Hill, a founder of the Company in 1979, has credits in Manufacturing Engineering, Quality Engineering and Industrial Management. He took over the presidency of the Company in July 1993. He has held various positions in the electronics industry over the past 36 years.

     Henry E. Hooper is General Partner of the D3 Family Fund, LP, a partnership that invests in small capitalization value stocks. Previously, Mr. Hooper worked in the distribution industry, and served in various leadership capacities for TESSCO Technologies, a distributor of wireless communications products and services. He holds a bachelors degree and an MBA from Yale University. Mr. Hooper has been in the telecommunications industry for over 16 years.

     Robert Jacobs is RF Industries' Account Executive at Neil Berkman Associates and coordinates the Company's investor relations. He holds an MBA from the University of Southern California and has been in the investor relations industry for over 19 years.

     Linde Kester is the Proprietor of Oregon's Chateau Lorane Winery. He was formerly Chairman and CEO of Xentek, an electronics power conversion manufacturer which he co-founded in 1972. Kester was also a co-founder of Hidden Valley National Bank in Escondido, California. He holds an A.A. in Electron-Mechanical Design from Fullerton College and has over two decades of experience in the electronics industry.


Management

     Howard F. Hill is the President and Chief Executive Officer of the Company. See "Nominees," above.

     Terrie Gross joined the Company in January 1992 as Accounting Manager. She was elected to Corporate Secretary in February 1995, and elected to Chief Financial Officer in May 1997.


Board of Director Meetings

     During the fiscal year ended October 31, 2003, the Board of Directors held five meetings. All members of the Board of Directors hold office until the next Annual Meeting of Stockholders or the election and qualification of their successors. Executive officers serve at the discretion of the Board of Directors.

     During the fiscal year ended October 31, 2003, each Board of Directors member attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings of the committees on which he served.


Director Attendance at Annual Meetings

     Directors are strongly encouraged to attend annual meetings of the Company's stockholders. All six (6) directors attended the 2003 annual meeting of the Company's stockholders.


Board Committees

     During fiscal 2003, the Board of Directors maintained two committees, the Compensation Committee and the Audit Committee. The Board of Directors also intends to form a Nominating Committee. Each member will be "independent" as defined in the Nasdaq Stock Market's listing standards. The functions of the Nominating Committee will be to assist the Board of Directors by identifying individuals qualified to become members, and to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders, and to recommend to the Board of Directors corporate governance guidelines and changes thereto.

     The Audit Committee meets periodically with the Company's management and independent accountants to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements. The audit committee also hires the independent accountants, and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures. The Audit Committee is also authorized to review related party transactions for potential conflicts of interest. The Audit Committee, which as of the end of fiscal 2003 was composed of Mr. Hooper, Mr. Ehret and Mr. Kester. Each of these individuals were non-employee directors and independent as defined under the Nasdaq Stock Market's listing standards. While each of the members of the Audit Committee has significant knowledge of financial matters (two of the members have received a Masters of Business Administration degree), none of the Audit Committee members has been designated as an "audit committee financial expert" as defined under Item 401(h)(2) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Company believes that the current members of the Audit Committee can competently perform the functions required of them as members of the Audit Committee. The Audit Committee met four times during fiscal 2003. The Audit Committee operates under a formal charter that governs its duties and conduct.

     The Compensation Committee currently consists of Messrs. Jacobs, Fink, and Kester, each of whom is non-employee director and is independent as defined under the Nasdaq Stock Market's listing standards. Mr. Hill, the President and Chief Executive Officer of the Company served on the Compensation Committee during fiscal 2003 but has since resigned. The Compensation Committee is responsible for considering and authorizing remuneration arrangements for senior management. The Compensation Committee held two formal meetings during fiscal 2003, each of which was attended by all committee members.


Code Of Business Conduct And Ethics

     The Company has adopted a Code of Business Conduct and Ethics (the "Code") that applies to all of the Company's Directors, officers and employees, including its principal executive officer and principal financial officer. The Code is posted on the Company's website at www.rfindustries.com. The Company intends to disclose any amendments to the Code by posting such amendments on its website. In addition, any waivers of the Code for Directors or executive officers of the Company will be disclosed in a report on Form 8-K.

                             Executive Compensation

     Summary of Cash and Other Compensation. The following table sets forth compensation for services rendered in all capacities to the Company for each person who served as the Company's Chief Executive Officer during the fiscal year ended October 31, 2003 (the "Named Executive Officer"). No other executive officer of the Company received salary and bonus, which exceeded $100,000 in the aggregate during the fiscal year ended October 31, 2003.

                  Annual Compensation                 Long-Term Compensation Awards
                  -------------------                 -----------------------------
                                                                                  Securities
                                                                                  Underlying
Name and Principal Position                  Year      Salary       Bonus        Options/SARs (#)
---------------------------                  ----      ------       -----        ----------------
                                                         ($)         ($)
Howard F. Hill, President                    2003      140,000      25,000             6,000
   Chief Executive Officer, Director
                                             2002      125,000      30,000             4,000
                                             2001      125,000      25,000             4,000

     As permitted by rules established by the SEC, no other annual compensation is shown because perquisites and other non-cash benefits provided by the Company do not exceed the lesser of 10% of bonus plus salary or $50,000 for the last three fiscal years.

     Option Grants. The following table contains information concerning the stock option grants to the Company's Named Executive Officer for the fiscal year ended October 31, 2003.


                                 Option Grants in Last Fiscal Year
                                ------------------------------------

                                                      % of Total Options
                                                          Granted to
                             Securities Underlying       Employees in      Base Price    Expiration
         Name                 Options Granted (#)         Fiscal Year      ($/Share)        Date
       --------              ---------------------    ------------------   ----------    -----------
Howard F. Hill, President
Incentive Stock Option               2,000                   2.4%            $3.95      October 2013
Non-Qualified Option                 4,000                   7.4%            $3.36      October 2013

     Option Exercises and Holdings. No options were exercised by Mr. Hill, the Named Executive Officer, during the fiscal year ended October 31, 2003. The following table sets forth information concerning option exercises and option holdings and the value, at October 31, 2003, of unexercised options held by the Named Executive Officer:

                                   Aggregated Options/SAR Exercises in Last Fiscal Year
                                          and Fiscal Year-End Option/SAR Values
                              ----------------------------------------------------------

                                                                                              Value of
                                                                                            Unexercised
                                   Value Realized            Number of Unexercised          In-the-Money
                    Shares         Market Price at            Options/SARs at Fiscal       /SARs at Fiscal
                   Acquired         Exercise Less                  Year-End (#)               Year-End ($)
Name               Exercise #     Exercise Price ($)      Exercisable      Unexercisable     Exercisable (1)
----               ----------     ------------------      -----------      -------------     -----------
Howard F. Hill,         0                 0                 462,000            6,000          $1,793,300
President

(1) Represents the closing price per share of the underlying shares on the last day of the fiscal year less the option exercise price multiplied by the number of shares. The closing value per share was $3.95 on the last trading day of the fiscal year as reported on the Nasdaq SmallCap Market.

     During the fiscal year ended October 31, 2003, the Company did not adjust or amend the exercise price of stock options awarded to the Named Executive Officers.


Employment Agreement

     The Company has no employment or severance agreements with any of its executive officers for payments of more than $100,000, other than with the President/Chief Executive Officer. On June 1, 1994, the Company entered into a six-year, renewable employment contract with the President calling for annual compensation of $85,000, increased to $140,000 in 2003, plus a bonus to be determined by the Board. The employment contract was renewed effective January 1998 and the current term expires in 2005. In the event Mr. Hill is terminated for a material breach of the employment contract, he shall be paid one years' initial base salary. In addition, the employment contract granted the President options to acquire 500,000 shares of common stock at $.10 per share. Such options vested ratably over the first six-year term of the initial agreement. Upon termination, Mr. Hill must exercise his options within one year of written notice. The shares underlying his options may be sold to the Company at an agreed upon price, and the Company has a right of first refusal to purchase such shares.


Compensation of Directors

     The Company compensates its directors with an annual grant of options to purchase 2,000 shares of common stock. The exercise price of the options is set at 85% of the closing price of the common stock on the last day of the fiscal year. During the fiscal year ended October 31, 2003, options to purchase 2,000 shares of common stock were granted to each of the following directors: Messrs. Ehret, Mr. Fink, Hooper, Mr. Jacobs and Mr. Kester. Mr. Hill received a grant for 4,000 shares. All options granted were $3.36 per share. The directors are also eligible for reimbursement of expenses incurred in connection with attendance at Board meetings and Board committee meetings. For the fiscal years ending after October 31, 2003, the Board has voted to compensate all non-employee directors, in addition to the foregoing options, with an annual cash payment of $2,000 per director, and to pay the non-employee Chairman of the Board an additional annual payment of $2,000. No such cash payments were made during the year ended October 31, 2003.


Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 23, 2004 by: ( i ) each director and nominee for director; (ii) the executive officer named in the Summary Compensation Table in Executive Compensation; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of the Common Stock.

Name and Address of                   Number of Shares (1) &( 2)       Percentage (2)
Beneficial Owner                      Beneficially Owned            Beneficially Owned
------------------                    ------------------            ------------------
Howard H. Hill                        460,400(2)                     15.9%
7610 Miramar Road, Ste. 6000
San Diego, CA 92126-4202

John R. Ehret                         14,000(3)                      *
7610 Miramar Road, Ste. 6000
San Diego, CA 92126-4202

Robert Jacobs                              0                         *
7610 Miramar Road, Ste. 6000
San Diego, CA 92126-4202

Henry E. Hooper                       19,555(4)                      *
7610 Miramar Road, Ste. 6000
San Diego, CA 92126-4202

Marvin Fink                           17,165(5)                      *
7610 Miramar Rd., Ste. 6000
San Diego, CA 92126-4202

Linde Kester                          60,072(6)                      2.0%
7610 Miramar Rd., Ste. 6000
San Diego, CA 92126-4202

All Directors and Officers as        685,192(7)                      23.6%
Group (7 Persons)

(1) Shares of Common Stock, which were not outstanding but which could be acquired upon exercise of an option within 60 days from the date of this filing, are considered outstanding for the purpose of computing the percentage of outstanding shares beneficially owned. However, such shares are not considered to be outstanding for any other purpose.

(2) Consists of 458,000 shares, which Mr. Hill has the right to acquire upon exercise of options exercisable within 60 days.

(3) Consists of 14,000 shares, which Mr. Ehret has the right to acquire upon exercise of options exercisable within 60 days.

(4) Consists of 19,555 shares, which Mr. Hooper has the right to acquire upon exercise of options exercisable within 60 days.

(5) Consists of 17,165 shares, which Mr. Fink has the right to acquire upon exercise of options exercisable within 60 days.

(6) Includes 18,170 shares, which Mr. Kester has the right to acquire upon exercise of options exercisable within 60 days.

(7) Includes 623,890 shares, which the directors and officers have the right to acquire upon exercise of options exercisable within 60 days. * Represents less than 1% of the outstanding shares.

There is no arrangement known to the Company, the operation of which may at a subsequent date result in a change of control of the Company.



                      EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of October 31, 2003 with respect to the shares of Company common stock that may be issued under the Company's existing equity compensation plans.

                                                 A                    B                      C
                                       --------------------    ----------------    ----------------------
                                                                                    Number of Securities
                                                                                   Remaining Available for
                                       Number of Securities    Weighted Average     Future Issuance Under
                                           to be Issued         Exercise Price    Equity Compensation Plans
                                         Upon Exercise of       of Outstanding      (Excluding Securities
           Plan Catagory                Outstanding Options       Options ($)       Reflected in Column A)
---------------------------------      ---------------------   ----------------    ------------------------
Equity Compensation Plans Approved
  by Stockholders (1)                          417,867              $2.78                  158,252
Equity Compensation Plans Not Approved
 by Stockholders (2)                           870,000              $0.89                      -0-
Total                                        1,287,867              $1.71                  158,252

(1) Consists of options granted under the R.F. Industries, Ltd. (i) 2000 Stock Option Plan, (ii) the 1990 Incentive Stock Option Plan, and (iii) the 1990 Non-qualified Stock Option Plan. The 1990 Incentive Stock Option Plan and Non-qualified Stock Option Plan have expired, and no additional options can be granted under these plans. Accordingly, the 158,252 shares remaining available for issuance represent shares under the 2000 Stock Option Plan.

(2) Consists of options granted to six executive officers and/or key employees of the Company under employment agreements entered into by the Company with each of these officers and employees.

Compliance With Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of reporting forms received by the Company, the Company believes that during its most recent fiscal year ended October 31, 2003, that its officers and directors complied with the filing requirements under Section 16(a).

                                   PROPOSAL 2:
                              SELECTION OF AUDITORS

     The Audit Committee of the Board has selected J.H. Cohn LLP to continue as the Company's independent auditors for the fiscal year ending October 31, 2004. A representative of J.H. Cohn LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

     Stockholder ratification of the selection of J.H. Cohn LLP as the Company's independent accountants is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of J.H. Cohn LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will request the Audit Committee to reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee of the Board determines that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of J.H. Cohn LLP.


Audit Fees

     The aggregate fees paid by the Company to J.H. Cohn LLP for professional services for the audit of the Company's financial statements for the fiscal year ended October 31, 2003 and the review of financial statements included in the Company's Forms 10-QSB for fiscal 2003 were $62,700. These aggregate fees for the fiscal year ended October 31, 2002 and the review of financial statements included in the Company's Forms 10-QSB for fiscal 2002 were $54,400.


Financial Information System Design and Implementation Fees

     J.H. Cohn LLP did not provide, and it did not bill and it was not paid any fees for, financial information system design and implementation services in fiscal 2003.


All Other Fees

     The aggregate fees paid by the Company for tax and other services rendered by J.H. Cohn LLP to the Company in fiscal 2003 and 2002 were $19,400 and $26,700, respectively.

     The Audit Committee has determined that the provision of services, in addition to audit services, rendered by J.H. Cohn LLP and the fees paid therefore in fiscal 2003 were compatible with maintaining J.H. Cohn LLP's independence.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

                          REPORT OF THE AUDIT COMMITTEE

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended October 31, 2003.

     The Audit Committee has reviewed and discussed the Company's audited financial statements with the management. The Audit Committee has discussed with J.H. Cohn LLP, the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication With Audit Committees which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from J.H. Cohn LLP required by Independence Standards Board Standard No. 1, which relates to the accountant's independence from the Company and its related entities, and has discussed with
J. H. Cohn LLP their independence from the Company.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company Annual Report on Form 10-KSB for the fiscal year ended October 31, 2003.

     The Audit Committee has retained J.H. Cohn LLP as the Company's independent accountants for the fiscal year ending October 31, 2004.


                                                     AUDIT COMMITTEE

                                                     John Ehret
                                                     Henry Hooper
                                                     Linde Kester



Stock Performance Graph

     The following graph compares the cumulative total return for the Company, the NASDAQ US Stock Index and the NASDAQ Electronic Components Stock Index during the last five fiscal years. The graph shows the value, at the end of each calendar month, of $100 invested in the Common Stock or the indices on October 31, 1998. Historic stock price performance is not necessarily indicative of future stock price performance.

[OBJECT OMITTED]

o The monthly return on investment for each of the periods for the Company is based on the closing price on the last trading day of each month. The Indices are based on their respective values on the final trading day of each month.

     Notwithstanding anything contained herein or in any other materials filed by the Company with the SEC, neither the audit committee report nor the stock performance graph shall be deemed to be "filed" with the SEC, and may not therefore be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.



Certain Transactions

     On April 1, 1997, the Company loaned to Howard Hill, its President and Chief Executive Officer, $70,000 pursuant to a Promissory Note which provides for interest at the rate of 6% per annum and which has no specific due date for principal. Interest on the loan is paid annually. The loan is evidenced by a promissory note that is secured by a lien on certain of Mr. Hill's personal property.

     Mr. Jacobs, a director of the Company, is an employee of Neil Berkman Associates, the Company's public relations firm. For the fiscal years ended October 31, 2002 and October 31, 2003, the Company paid to Neil Berkman Associates $39,780 and $39,360, respectively, for services rendered.

                             STOCKHOLDERS' PROPOSALS

     Stockholders who intend to submit proposals at the 2005 Annual Meeting must submit such proposals to the Company no later than December 5, 2004 in order for them to be included in the Proxy Statement and the form of Proxy to be distributed by the Board of Directors in connection with that meeting. Stockholders proposals should be submitted to RF Industries, Ltd., 7610 Miramar Road, San Diego, CA 92126-4202.

                                   FORM 10-KSB

     The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Corporation on Form 10-KSB for the fiscal year ended October 31, 2003, as filed with the Securities and Exchange Commission, including financial statements and schedules thereto. Such report was filed with the Securities and Exchange
Commission on or about January 23, 2004. Requests for copies of such report should be directed to the Chief Financial Officer, RF Industries, Ltd., 7610 Miramar Road, San Diego, CA 92126-4202. The Form 10-KSB may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.

                                 ANNUAL REPORTS

     The  Company's  2003  Annual  Report,   which  includes  audited  financial
statements for the Company's fiscal year ended October 31, 2003, is being mailed with the Proxy Statement to stockholders of record on or about April 5, 2004.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting of any adjournment thereof, it is intended that the persons named in the enclosed form of Proxy will vote on such matters in accordance with their best judgment.


                                                     Terrie A. Gross,
                                                     Corporate Secretary
                                                     Chief Financial Officer

San Diego, California
April 5, 2004

                                      PROXY

                               RF INDUSTRIES, LTD.
                              a Nevada Corporation
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 14, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Howard F. Hill and John Ehret, or either of them, as proxies, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of RF Industries, Ltd., held of record by the undersigned on March 17, 2004 at the Annual Meeting of Stockholders to be held at the Mira Mesa Hotel at 9888 Mira Mesa Blvd., Function Room A, San Diego, CA 92126 on Friday, May 14, 2004, at 1:30 p.m. Pacific Standard Time, or any adjournments or postponement thereof with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

1. For the election as directors of the nominees listed below, except to the extent that authority is specifically withheld.

     [ ] FOR all nominees listed below          [ ] WITHHOLD AUTHORITY to
        (except as marked to the contrary           vote for all nominees listed
                                                    below

     Nominees: Howard F. Hill, John R. Ehret, Henry E. Hooper , Robert Jacobs, Marvin Fink and Linde Kester.

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)



2. Proposal to ratify appointment of J.H. Cohn LLP, as independent public accountants.

     [ ] For               [ ] Against           [ ]  Abstain

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2. I understand that I may revoke this Proxy only by written instructions to that effect, signed and dated by me, which must be actually received by the Company prior to the commencement of the Annual Meeting.

DATED:
       -----------------------------


        ----------------------------
        Signature


        ----------------------------
        Signature if Held Jointly


        ----------------------------
        Number of Shares


Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the shares are owned by a corporation, sign in the full corporate name by the President or other authorized officer. If the shares are owned by a Partnership, sign in the name of the Partnership name by an authorized person. Please mark, sign, date and return the Proxy promptly using the enclosed envelope.